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                                                                 Exhibit 10.4

                   AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


         AMENDMENT NO. 1, dated as of January 31, 1997 (this "Amendment"), to Registration Rights Agreement, dated as of September 24, 1996, between GRAPHIX ZONE, INC., a Delaware corporation (the "Company"), and PANGAEA FUND LIMITED, a British Virgin Islands corporation (the "Initial Investor").

                                W I T N E S S E T H :

         WHEREAS, the Company and the Initial Investor are parties to a Registration Rights Agreement, dated as of September 24, 1996, (the "Registration Rights Agreement");

         WHEREAS, the Company and the Initial Investor have executed and delivered a Subscription Agreement, dated as of January 31, 1997 (the "Additional Subscription Agreement"); and

         WHEREAS, the Company and the Initial Investor wish to amend the Registration Rights Agreement upon the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and the covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS. (a) The first Recital of the Registration Rights Agreement is hereby amended to read as follows:

         WHEREAS, in connection with the Subscription Agreement, dated as of September 24, 1996, between the Initial Investor and the Company (the "1996 Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the 1996 Subscription Agreement, to issue and sell to the Initial Investor 1,000 shares (the "1996 Preferred Shares") of Series A Convertible Preferred Stock of the Company as provided in the Subscription Agreement, and pursuant to the Subscription Agreement, dated as of January 31, 1997, by and between the Initial Investor and the Company (the "1997 Subscription Agreement" and, together with the 1996 Subscription Agreement, collectively the "Subscription Agreement"), the Company has agreed upon the

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    terms and subject to the conditions of the 1997 Subscription Agreement, to issue and sell to the Initial Investor 500 shares (the "1997 Preferred Shares" and, together with the 1996 Preferred Shares, the "Preferred Shares") which Preferred Shares are convertible into shares (the "Conversion Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company, and pursuant to the Subscription Agreement the Company has agreed to issue to the Initial Investor warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock; and

         (b) Section 1(a) of the Registration Rights Agreement is hereby amended by deleting clause (iii) thereof in its entirety and by inserting the following in lieu thereof:

         (iii) "Registrable Securities" shall mean the Conversion Shares, the Warrant Shares and any shares of Common Stock issuable to any Investor as a dividend on Preferred Shares.

         (c) Section 2(a) of the Registration Rights Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

         (a) MANDATORY REGISTRATION. The Company shall prepare, and on or prior to the date which is 15 days after the date of the closing under the 1996 Subscription Agreement (the "1996 Closing Date"), file with the SEC a Registration Statement on Form S-1 covering at least 592,593 shares of Common Stock as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions or by reason of changes in the conversion price of the 1996 Preferred Shares and the exercise price of the Warrants issued pursuant to the 1996 Subscription Agreement in accordance with the respective terms thereof. The Company shall prepare, and on or prior to the date which is six (6) days after the date of the closing under the 1997 Subscription Agreement (the "1997 Closing Date"), file with the SEC a Registration Statement on Form S-3 covering at least 1,142,010 shares of Common

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    Stock as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions or by reason of changes in the conversion price of the 1997 Preferred Shares and the exercise price of the Warrants issued pursuant to the 1997 Subscription Agreement in accordance with the respective terms thereof. If at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first two sentences of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted Preferred Shares and the unexercised Warrants, then promptly, but in no event later than 15 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement required to be filed pursuant to the first sentence of this Section 2(a)) or other applicable form covering such number of shares of Common Stock as shall be sufficient to permit such conversion and exercise. For all purposes of this Agreement (other than Section 2(c) hereof) such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations (other than Section 2(c) hereof) with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this Section 2(a).

         (d) Section 2(c) of the Registration Rights Agreement is hereby amended by deleting the first paragraph thereof in its entirety and inserting in lieu thereof the following text:

         (c) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities which is required to be filed by the Company pursuant to the first sentence of Section 2(a) hereof is not effective within 60 days after the Closing Date, then the Company will make


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    payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(c). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to (1) in the case of the first Computation Date, two percent (2%), and (2) in the case of the second Computation Date and each Computation Date thereafter, three percent (3%), in each case of the aggregate subscription price paid by the Initial Investor for the 1996 Preferred Shares and the Warrants issued in connection therewith pursuant to the 1996 Subscription Agreement (together with interest, if any, thereon as herein provided, each, a "Periodic Amount"); PROVIDED, HOWEVER, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount payable on the later Computation Date shall be pro rated. The Periodic Amount shall be paid by the Company within five business days after each Computation Date and shall be payable in cash; PROVIDED, HOWEVER, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to the Initial Investor shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount if, but only if, such shares are freely tradable by the Initial Investor without any restriction under the Securities Act or any state securities or "blue sky" law. Any Periodic Amount not paid when due shall bear interest at the rate of 12 percent per annum until paid.

         As used in this Section 2(c), the following terms shall have the following meanings:

         "Aggregate Market Value" of any shares of Common Stock issued with respect to any Computation Date means the product obtained by multiplying
    (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for the Measurement Period for such Computation Date.

         "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid of such security for each trading day in such period on the principal trading market for such security, as reported by such market.


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         "Computation Date" means (1) the date which is 60 days after the 1996
    Closing Date, unless the Registration Statement theretofore has been declared effective by the SEC, (2) if the Registration Statement has not theretofore been declared effective by the SEC, each date which is 30 days after a Computation Date and (3) if the Registration Statement has not been declared effective by the SEC within 60 days after the 1996 Closing Date, the date on which the Registration Statement is declared effective by the SEC.

         "Measurement Period" means with respect to any Computation Date, the period of five consecutive trading days for the Common Stock ending on the date of issuance and delivery to the Initial Investor of shares of Common Stock with respect to such Computation Date.

         2. EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed and delivered by the Company and the Initial Investor. From and after the Effective Date, all references in the Registration Rights Agreement to the Registration Rights Agreement shall be deemed to be references to such Registration Rights Agreement as amended hereby.

         3. REGISTRATION RIGHTS AGREEMENT. Except as amended by this Amendment, the Registration Rights Agreement shall remain in effect in accordance with its terms.

         4. MISCELLANEOUS. (a) Capitalized terms used in this Amendment and defined in the introductory paragraph or recitals of this Amendment shall have the respective meanings provided therein. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings provided in the Registration Rights Agreement.

         (b) This Amendment shall be construed and interpreted in accordance with the laws of the State of California.

         (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a


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signature on behalf of such party transmitted by such party to the other party.

         (d) Section and paragraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         (e) Any provision of this Amendment that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         (f) No amendment or waiver of any provision of this Amendment shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Amendment shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Amendment shall preclude any other or further exercise thereof or the exercise of any other right.

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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                            GRAPHIX ZONE, INC.



                                            By
                                              ------------------------
                                              Name:
                                              Title:



                                            PANGAEA FUND LIMITED



                                            By
                                              ------------------------
                                              Name:
                                              Title:


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